NEWS RELEASE

          ONE PRICE CLOTHING ANNOUNCES ENHANCEMENTS TO CREDIT FACILITY;
             REPORTS FOURTH QUARTER & FISCAL 2002 FINANCIAL RESULTS

Duncan, SC, April 8, 2003 - One Price Clothing Stores, Inc. (NASDAQ: ONPR) today announced enhancements to its credit facility, including a short-term increase in availability under its revolving credit line, deferral of amortization on its term loan and extension of the maturity date of the term loan. The Company also reported financial results for the thirteen-week period and fiscal year ended February 1, 2003.

The Company amended its credit facility with its primary lender to provide for a short-term availability increase of $1.5 million under its revolving credit line. The amendment also extends the due date of its $3.15 million term loan from July 31, 2003 until July 31, 2004 and suspends amortization of the term loan until December 31, 2003. The Company intends to use the incremental availability, which is fully available through June 26, 2003, on purchases of spring season inventory and capital spending related to development of its newer, larger "tri-box" stores.

For the thirteen-week period ended February 1, 2003, the Company reported a net loss of $5.4 million, or $1.80 per diluted share, as compared with last year's net loss of $7.8 million, or $2.65 per diluted share. Net sales for the thirteen-week period ended February 1, 2003 were $81.1 million as compared with $83.2 million for the same period last year. Comparable store sales for the thirteen-week period declined 2.7% as compared with the same period in fiscal 2001.

For the fiscal year ended February 1, 2003, the Company recorded a net loss of $12.9 million, or $4.30 per diluted share, as compared with last year's net loss of $19.7 million, or $6.70 per diluted share. As previously reported, net sales for the fiscal year ended February 1, 2003 were $331.8 million as compared with $340.4 million for the fiscal year ended February 2, 2002. Comparable store sales, which decreased 2.0 percent for the fiscal year, declined 2.6 percent during the first half of the fiscal year and declined 1.3 percent during the second half of the fiscal year. Largely due to gains realized in gross margin during the third and fourth fiscal quarters, the Company generated $2.7 million of improvement in its EBITDA (earnings before interest, taxes, depreciation and amortization) in fiscal 2002 as compared with fiscal 2001.

Leonard M. Snyder, Chairman & Chief Executive Officer, commented, "Despite the difficult economic conditions present in 2002 and a disappointing net loss, we continued to make significant progress in repositioning the Company. During the year, we improved the profitability of our merchandise mix. In fact, fiscal 2002's gross margin, expressed as a percent of sales, rose to 36.0% -- an improvement of 176 basis points as compared with fiscal 2001 and the highest gross margin percent generated by the Company in the last eight years. In addition, we successfully opened an additional eight locations of our larger square-footage "tri-box" stores. Each of our "tri-box" locations are generating substantially improved revenue and profitability as compared to the smaller square-footage stores which comprise the balance of the chain. Clearly, the "tri-box" concept is the future growth vehicle for the Company."

Page Two

Commenting on the Company's credit facility enhancements, Mr. Snyder continued, "We are gratified by the support of our primary lender as demonstrated by the recently completed amendment to our credit facility. The extension of the term loan maturity date and suspension of principal payments until after this year's Christmas holiday provides the Company with an opportunity to direct more resources into seasonal inventory purchases and further development of the "tri-box" concept. Importantly, the temporary availability increase will help to better position the Company's spring season inventories for the upcoming Easter and Mother's Day holidays - historically, the two highest volume weeks of the year outside of the Christmas season."

One Price Clothing Stores, Inc. operates a national chain of retail specialty stores offering first quality, in-season apparel and accessories for women and children at exceptional values every day. The Company currently operates 591 stores in 30 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands under the One Price & More!, BestPrice! Fashions and BestPrice! Kids brands.


FORWARD LOOKING STATEMENTS -- All statements contained in this press release as to future expectations and financial results including, but not limited to, statements containing the words "believes," "anticipates," "expects," "projects," "should," "will," "plans" and similar expressions, should be considered forward-looking statements subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. The statements may address items such as future sales, earnings expectations, planned store openings, closings and expansions, future comparable store sales, future product sourcing plans, inventory levels, planned capital expenditures and future cash needs. In addition, the representatives of the Company may make oral statements which contain forward-looking information. There are a number of important factors that could cause the Company's actual results to differ materially from those expressed in such forward-looking statements. These factors include, but are not limited to, changes in the current policies, practices or rules of NASDAQ with respect to continued listing criteria; general economic conditions; fluctuations in interest rates and other economic factors; consumer preferences; weather patterns; competitive factors; pricing and promotional activities of competitors; the impact of excess retail capacity and the availability of desirable store locations on suitable terms; the availability, selection and purchasing of attractive merchandise on favorable terms; credit availability, including adequate levels of credit support provided to certain of the Company's vendors by factors and insurance companies; access to additional debt or equity financing; the effect of litigation resulting from the Company's operations; import risks, including potential disruptions and duties, tariffs and quotas on imported merchandise; regulatory matters, including legislation affecting wage rates; and other factors described in the Company's filings with the Securities and Exchange Commission from time to time. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

CONTACT: H. Dane Reynolds, Senior Vice President & Chief Financial Officer, phone: 864-486-6489 or e-mail: dreynolds@oneprice.com or C. Burt Duren, Vice President & Treasurer, phone: 864-486-6222 or e-mail: bduren@oneprice.com, both of One Price Clothing Stores, Inc.


                                      #####

                                  TABLES FOLLOW

ONE PRICE CLOTHING STORES, INC.
Condensed Consolidated Statements of Operations (Unaudited)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                Three-Month Period Ended
                                                                                        -----------------------------------------
                                                                                           February 1,            February 2,
                                                                                              2003                   2002
                                                                                        ------------------     ------------------

NET SALES                                                                            $         81,065,000   $         83,242,000
Cost of goods sold                                                                             53,126,000             55,050,000
                                                                                        ------------------     ------------------
GROSS MARGIN                                                                                   27,939,000             28,192,000
                                                                                        ------------------     ------------------

Selling, general and administrative expenses                                                   22,199,000             22,101,000
Store rent and related expenses                                                                 8,554,000              8,247,000
Depreciation and amortization expense                                                           1,699,000              1,838,000
Interest expense                                                                                  880,000                923,000
                                                                                        ------------------     ------------------
                                                                                               33,332,000             33,109,000
                                                                                        ------------------     ------------------

LOSS BEFORE INCOME TAXES                                                                       (5,393,000)            (4,917,000)
Provision for income taxes                                                                         32,000              2,897,000
                                                                                        ------------------     ------------------
NET LOSS                                                                             $         (5,425,000)  $         (7,814,000)
                                                                                        ==================     ==================

Net loss per common share - basic                                                    $              (1.80)  $              (2.65)
                                                                                        ==================     ==================

Net loss per common share - diluted                                                  $              (1.80)  $              (2.65)
                                                                                        ==================     ==================

Weighted average number of common shares outstanding - basic                                    3,006,019              2,943,769
                                                                                        ==================     ==================

Weighted average number of common shares outstanding - diluted                                  3,006,019              2,943,769
                                                                                        ==================     ==================

PERCENT OF SALES

Net sales                                                                                          100.0%                 100.0%
Cost of goods sold                                                                                  65.5%                  66.1%
                                                                                        ------------------     ------------------
Gross margin                                                                                        34.5%                  33.9%
                                                                                        ------------------     ------------------

Selling, general and administrative expenses                                                        27.4%                  26.6%
Store rent and related expenses                                                                     10.6%                   9.9%
Depreciation and amortization expense                                                                2.1%                   2.2%
Interest expense                                                                                     1.1%                   1.1%
                                                                                        ------------------     ------------------
                                                                                                    41.1%                  39.8%
                                                                                        ------------------     ------------------

Loss before income taxes                                                                            -6.7%                  -5.9%
Provision for income taxes                                                                           0.0%                   3.5%
                                                                                        ------------------     ------------------
Net loss                                                                                            -6.7%                  -9.4%
                                                                                        ==================     ==================

ONE PRICE CLOTHING STORES, INC.
Condensed Consolidated Statements of Operations (Unaudited)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                               Twelve-Month Period Ended
                                                                                        -----------------------------------------
                                                                                           February 1,            February 2,
                                                                                              2003                   2002
                                                                                        ------------------     ------------------

NET SALES                                                                            $        331,771,000   $        340,430,000
Cost of goods sold                                                                            212,282,000            223,789,000
                                                                                        ------------------     ------------------
GROSS MARGIN                                                                                  119,489,000            116,641,000
                                                                                        ------------------     ------------------

Selling, general and administrative expenses                                                   87,911,000             88,378,000
Store rent and related expenses                                                                33,964,000             33,394,000
Depreciation and amortization expense                                                           6,797,000              6,783,000
Interest expense                                                                                3,431,000              3,458,000
                                                                                        ------------------     ------------------
                                                                                              132,103,000            132,013,000
                                                                                        ------------------     ------------------

LOSS BEFORE INCOME TAXES                                                                      (12,614,000)           (15,372,000)
Provision for income taxes                                                                        289,000              4,340,000
                                                                                        ------------------     ------------------
NET LOSS                                                                             $        (12,903,000)  $        (19,712,000)
                                                                                        ==================     ==================

Net loss per common share - basic                                                    $              (4.30)  $              (6.70)
                                                                                        ==================     ==================

Net loss per common share - diluted                                                  $              (4.30)  $              (6.70)
                                                                                        ==================     ==================

Weighted average number of common shares outstanding - basic                                    3,001,163              2,942,788
                                                                                        ==================     ==================

Weighted average number of common shares outstanding - diluted                                  3,001,163              2,942,788
                                                                                        ==================     ==================

PERCENT OF SALES

Net sales                                                                                          100.0%                 100.0%
Cost of goods sold                                                                                  64.0%                  65.7%
                                                                                        ------------------     ------------------
Gross margin                                                                                        36.0%                  34.3%
                                                                                        ------------------     ------------------

Selling, general and administrative expenses                                                        26.5%                  26.0%
Store rent and related expenses                                                                     10.2%                   9.8%
Depreciation and amortization expense                                                                2.0%                   2.0%
Interest expense                                                                                     1.0%                   1.0%
                                                                                        ------------------     ------------------
                                                                                                    39.8%                  38.8%
                                                                                        ------------------     ------------------

Loss before income taxes                                                                            -3.8%                  -4.5%
Provision for income taxes                                                                           0.1%                   1.3%
                                                                                        ------------------     ------------------
Net loss                                                                                            -3.9%                  -5.8%
                                                                                        ==================     ==================

ONE PRICE CLOTHING STORES, INC.
Selected Balance Sheet Data (Unaudited)
-----------------------------------------------------------------------------------------------------------------
                                                                              February 1,         February 2,
                                                                                 2003                 2002
                                                                           ------------------   -----------------

Cash and cash equivalents                                                $         2,034,000  $        2,277,000
Merchandise inventories                                                           49,277,000          54,131,000
Accounts payable                                                                  38,183,000          35,656,000
Current portion of long-term debt and
  revolving credit facility                                                       34,352,000          34,341,000
Shareholders' equity                                                               6,511,000          19,305,000

ONE PRICE CLOTHING STORES, INC.
Reconciliation of Earnings before Interest, Taxes, Depreciation and
Amortization (EBITDA) to Net Loss (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Three-Month Period Ended
                                                                           --------------------------------------
                                                                              February 1,         February 2,
                                                                                 2003                 2002
                                                                           ------------------   -----------------
EBITDA                                                                   $        (2,814,000)  $      (2,156,000)
Depreciation and amortization expense                                              1,699,000           1,838,000
Interest expense                                                                     880,000             923,000
                                                                           ------------------   -----------------
Loss before income taxes                                                          (5,393,000)         (4,917,000)
                                                                           ------------------   -----------------
Benefit from income taxes before additional non-cash
    valuation allowance                                                           (1,814,000)         (1,678,000)
Provision for income taxes attributable to additional non-
    cash valuation allowance                                                       1,846,000           4,575,000
                                                                           ------------------   -----------------
Provision for income taxes                                                            32,000           2,897,000
                                                                           ------------------   -----------------
Net loss                                                                 $        (5,425,000)  $      (7,814,000)
                                                                           ==================   =================




                                                                                 Twelve-Month Period Ended
                                                                           --------------------------------------
                                                                              February 1,         February 2,
                                                                                 2003                 2002
                                                                           ------------------   -----------------
EBITDA                                                                   $        (2,386,000) $       (5,131,000)
Depreciation and amortization expense                                              6,797,000           6,783,000
Interest expense                                                                   3,431,000           3,458,000
                                                                           ------------------   -----------------
Loss before income taxes                                                         (12,614,000)        (15,372,000)
                                                                           ------------------   -----------------
Benefit from income taxes before additional non-cash
    valuation allowance                                                           (4,409,000)         (5,751,000)
Provision for income taxes attributable to additional non-
    cash valuation allowance                                                       4,698,000          10,091,000
                                                                           ------------------   -----------------
Provision for income taxes                                                           289,000           4,340,000
                                                                           ------------------   -----------------
Net loss                                                                 $       (12,903,000) $      (19,712,000)
                                                                           ==================   =================